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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 30, 2007

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                 000-23090                  52-1660951
(State or Other Jurisdiction    (Commission File            (IRS Employer
      of Incorporation)             Number)               Identification No.)

  344 North Charles Street, Suite 300, Baltimore, Maryland      21201
         (Address of Principal Executive Offices)             (ZIP Code)

       Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.     Regulation FD Disclosure

     The following information is furnished pursuant to Items 7.01 and 2.02 "Disclosure of Results of Operations and Financial Condition:"

     On July 30, 2007, the Registrant issued a press release relating to its earnings for the three and six months ended June 30, 2007. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

  (c) Exhibits

  Exhibit                               Description
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  99.1        Press Release issued July 30, 2007







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CARROLLTON BANCORP


                                  By:    /s/ Robert A.Altieri
                                         -------------------------------------
                                  Name:  Robert A. Altieri
Date: July 30, 2007               Title: Chief Executive Officer and President


                                  By:    /s/ James M. Uveges
                                         -------------------------------------
                                  Name:  James M. Uveges
Date July 30, 2007                Title: Senior Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit                              Description
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99.1         Press Release issued July 30, 2007






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